JOINT FILING AGREEMENT

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:            February 14, 1997


CROWN-GLYNN ASSOCIATES, LIMITED             /s/ John W. Glynn, Jr.
PARTNERSHIP                                 ------------------------------------
By  Crown-Glynn Partners, L.P. as               John W. Glynn, Jr.*
         General Partner                    /s/ Steven Rosston
                                            ------------------------------------
                                                  Steven Rosston


CROWN ASSOCIATES II, LIMITED                /s/ Daryl Messinger
          PARTNERSHIP                       ------------------------------------
By Crown-Glynn Partners III, L.P.  as              Daryl Messinger
         General Partner


CROWN PARTNERS III, L.P.                    /s/ David F. Bellet
                                            ------------------------------------
                                                    David F. Bellet


CROWN-GLYNN PARTNERS, L.P.                  /s/ Chester A. Siuda
                                            ------------------------------------
                                                    Chester A. Siuda


By  /s/ David F. Bellet                     /s/ Jeffrey S. Hamren
   ---------------------------------       -------------------------------------
         General Partner                             Jeffrey S. Hamren


                                            /s/ Margaret S. McNamara
                                            ------------------------------------
                                                    Margaret S. McNamara

CROWN CAPITAL MANAGEMENT LTD.

CROWN ADVISORS, LTD.

CROWN-GLYNN ADVISORS, LTD.

By /s/ David F. Bellet
   ---------------------------------

----------
         * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., GCM Pension, Glynn Buckley Investments, L.P., McMorgan Fund, L.P.


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